DELAWARE(SM)
INVESTMENTS
-----------

Delaware Delchester Fund

Current Income

2000 ANNUAL REPORT

(Current Income Artwork)

A TRADITION OF SOUND INVESTING SINCE 1929
-----------------------------------------


TABLE OF CONTENTS
-----------------

Letter to Shareholders            1
Portfolio Management
Review                            3
Performance Summary               5
Financial Statements
Statement of Net Assets           6
Statement of Operations           9
Statements of Changes in
Net Assets                       10
Financial Highlights             11
Notes to Financial
Statements                       15
Report of Independent
Auditors                         17


A Commitment To Our Investors

Experienced

[ ] Our seasoned investment professionals average more than 15 years' experience.

[ ] We began managing investments in 1929 and opened our first mutual fund in 1938. Over the past 70 years, we have weathered a full range of economic and market environments.

Disciplined

[ ] We follow strict investment policies and clear buy/sell guidelines.

[ ] We strive to balance risk and reward in order to provide sound investment alternatives within any given asset class.

Consistent

[ ] We clearly articulate our investment policies and follow them consistently.

[ ] Our commitment to style consistency has earned us the confidence of discriminating institutional and individual investors to manage approximately $45 billion in assets as of June 30, 2000.

Comprehensive

[ ] We offer more than 70 mutual funds in these asset classes.

    o Large-cap equity                o High-yield bonds
    o Mid-cap equity                  o Investment grade bonds
    o Small-cap equity                o Municipal bonds (23 single-state funds)
    o International equity            o International fixed-income
    o Balanced

[ ] Our funds are available through financial advisers who can offer you individualized attention and valuable investment advice.


Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

(C)Delaware Distributors, L.P.

Dear Shareholder

September 11, 2000


Recap of Events - U.S. high-yield bonds continued to struggle during the 12-month period ended July 31, 2000, under the mounting pressure of reduced investor demand, rising default rates, and poor trading conditions. Not since 1990 -- when economic recession, the savings and loan crisis, and high default rates led prices downward -- had high-yield bonds experienced two consecutive years of significant price decline (Source: Bloomberg).

The current market phase was set in motion during the summer of 1998 when overseas turmoil precipitated a global flight to quality that sharply reduced market liquidity. When demand for higher risk bonds is low, it becomes difficult to trade in the market without suffering some losses. Liquidity problems continued to plague the high-yield market throughout our fiscal year as other asset classes -- particularly growth-oriented technology stocks -- may have attracted investors' money. Higher default rates, coupled with weak investor demand for new bonds, pushed high-yield bond prices lower (Source: Bloomberg).

The high-yield bond market experienced a brief turnaround in June 2000, however. High-yield bonds delivered their best monthly performance in more than 18 months and high-yield bond mutual fund flows turned positive (Source: AMG Data Services). Like stocks, high-yield bond prices are highly sensitive to corporate earnings. We believe the June rally was driven by strong corporate earnings reports and rising stock prices. In addition, the rally may have been sparked by perceptions that the Federal Reserve was finished raising short-term interest rates. The Fed left the federal funds rate unchanged at 6.50% in June after economic reports for the month of May indicated a slowing economy.

The rebound in high-yield bond prices was short-lived. Lukewarm reports in the second half of the corporate earnings season may have had an effect on the markets, as both stocks and high-yield bond prices generally turned downward again. We believe a July report of better than expected growth in U.S. gross domestic product (up to an annual rate of 5.2%) during the second calendar quarter may have also stunted the rally, as Fed-watching investors seemed to monitor every economic report with the future of interest rates in mind.

Average Annual Total Returns
For Periods Ended July 31, 2000                               12 Months                Lifetime*
----------------------------------------------------------------------------------------------------------
Delaware Delchester Fund Class A                              -11.93%                  +8.47%
----------------------------------------------------------------------------------------------------------
Lipper High Current Yield Fund Average                         -0.62% (351 funds)      +7.89% (299 funds)
----------------------------------------------------------------------------------------------------------
Salomon Smith Barney High-Yield Cash Pay Index                 -0.85%                   N/A
----------------------------------------------------------------------------------------------------------

All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of dividends and capital gains. Performance information for all Fund classes can be found on page 5. The Lipper category represents the average returns of high-yield bond mutual funds tracked by Lipper (Source: Lipper). The Salomon Smith Barney High-Yield Cash Pay Index is an unmanaged index that generally tracks the performance of high-yield bonds. You cannot invest directly in an index. Past performance does not guarantee future results.

*August 20, 1970 (commencement of operations).


"FIXED-INCOME INVESTORS HAVE CONTINUED TO FIGHT AN UPHILL BATTLE DURING THE FED'S EXTENDED CAMPAIGN OF INTEREST RATE HIKES."

Delaware Delchester Fund finished fiscal 2000 far behind its performance benchmark, the Salomon Smith Barney High-Yield Cash Pay Index, and its peer group of funds tracked by Lipper. The Fund returned a disappointing -11.93% (Class A shares at net asset value with distributions reinvested) for the 12 months ended July 31, 2000.

There are two reasons for the Fund's underperformance. One is the negative impact that trading costs had on the portfolio. Our trading costs ran high during the fiscal year as we repositioned the portfolio in response to the difficult market environment we faced during the first half of 1999. The other reason is the Fund's primary focus on high-yield bonds that have been given a quality rating of B by credit rating agencies such as Moody's and Standard & Poor's. This focus is consistent with the Fund's objective to provide high current income with a reasonable degree of safety. Single B bonds did not perform well in the recent market environment.

Market Outlook - Fixed-income investors have continued to fight an uphill battle during the Fed's extended campaign of interest rate hikes. As of this writing, the impression on Wall Street is that the U.S. economy is approaching a more moderate growth rate, without inflation, as desired by the Fed. In our opinion, economic fundamentals remain strong in the U.S. and in many other parts of the world. In addition, we would not be surprised if U.S. interest rates trended downward over the next 18 months. We believe the outlook for the high-yield market is becoming more promising, and that a turnaround could evolve in the next year.

On the following pages, Delaware Delchester Fund's portfolio manager Gerald Nichols discusses the Fund's results for fiscal 2000 in greater detail and shares his outlook for the year ahead. We thank you for selecting Delaware Delchester Fund and look forward to reporting to you again in six months.

Sincerely,

/s/ Wayne A. Stork                        /s/ David K. Downes

Wayne A. Stork                            David K. Downes
Chairman,                                 President and Chief Executive Officer,
Delaware Investments Family of Funds      Delaware Investments Family of Funds


"WE BELIEVE THE OUTLOOK FOR THE HIGH-YIELD MARKET IS BECOMING MORE PROMISING, AND THAT A TURNAROUND COULD EVOLVE IN THE NEXT YEAR."

(Current Income Artwork)

PORTFOLIO MANAGEMENT REVIEW
---------------------------

Gerald T. Nichols
Senior Portfolio Manager

September 11, 2000


The Fund's Results

During the 12-month period ended July 31, 2000, an imbalance between the supply and demand of high-yield bonds weighed heavily on bond prices. Although the supply of new high-yield bonds was much lower than in previous years, we felt there was little appetite for what was being issued. In our opinion, an uncertain economic outlook and rising default rates among high-yield bond issues -- caused by the inability of companies to repay principal and interest on their debt -- muted investors' interest in the high-yield bond market.

Portfolio Highlights

Reduced liquidity continued to pose problems for Delaware Delchester Fund because it limited our ability to sell bonds without losing significant value. Early in fiscal 2000, we began to reposition the portfolio with a slant toward "New Economy" issuers -- specifically those in technology and telecommunications. In the past, Delaware Delchester Fund typically invested in "Old Economy" companies -- those in more traditional industries such as steel, chemicals, and paper.

We also began to focus on larger bond issues, increasing our universe of possible investments. As of July 31, 2000, 70% of your Fund's investments were in bond issues that were brought to market as at least $300 million offerings. In the past, the average offering we bought into was smaller -- typically about $100 million. While this approach served us well in the 1990s, we believe that the potential for continued success relies heavily on our ability to change with the times.

Unfortunately, the cost of repositioning the portfolio, which involved selling many of our old positions, was very expensive due to poor market liquidity. Trading costs early in the fiscal year had a negative impact on the Fund's return for the 12-month period.

The Fund's performance was also hurt by its focus on high-yield bonds rated B by Standard & Poor's. Delaware Delchester Fund has greater exposure to B-rated bonds than is reflected in its benchmark, the Salomon Smith Barney High-Yield Cash Pay Index. The prices of higher-rated, lower-yielding BB bonds, which made up less of the portfolio, performed better than B bonds during the fiscal year (Source: Moody's Investors Service).

The changes we've been implementing are designed to properly position Delaware Delchester Fund for the 21st Century. Given the recent poor conditions in the market, that has meant bringing the portfolio closer in line with its benchmark, so that it more closely mirrors the benchmark's sector allocations. In addition, we have tried to add value to the portfolio by focusing more on individual issue selection than on any one particular industry.

If you look at our sector allocation on page 4, you will see that we made one exception to this approach in fiscal 2000. We realized that by limiting our holdings in the telecommunications sector, we would in fact be making a major bet against the market, since telecommunications represented roughly 35% of the Salomon Smith Barney High-Yield Cash Pay Index. For this reason, about 31% of the Fund's holdings were in the telecommunications sector as of July 31, 2000.

"THE CHANGES WE'VE BEEN IMPLEMENTING ARE DESIGNED TO PROPERLY POSITION DELAWARE DELCHESTER FUND FOR THE 21ST CENTURY."

Portfolio Characteristics
----------------------------------------------------
Current 30-Day SEC Yield*                 11.65%
----------------------------------------------------
Average Effective Duration**              4.38 years
----------------------------------------------------
Average Effective Maturity***             6.77 years
----------------------------------------------------
Portfolio Turnover                        82%
----------------------------------------------------
Number of Securities                      121
----------------------------------------------------

  *For Class A shares measured according to Securities and Exchange Commission
   (SEC) guidelines. Current 30-day SEC yield as of 7/31/00 for both Class B and C shares was 11.48%. The Institutional Class yield was 12.53%.

 **Average effective duration is a common measure of a bond or bond fund's sensitivity to interest rates, accounting for bond call features.

***Average effective maturity is the average time remaining until scheduled replacement by issuers of portfolio securities.

Delaware Delchester Fund
Sector Allocation
As of July 31, 2000

Cable, Media & Publishing 10.88%

Competitive Local Exchange Carriers 10.33%

Enhanced Specialized Mobil Radio/Personal Communications 9.02%

Other* 37.37%

Chemicals 3.13%

Food, Beverages & Tobacco 3.22%

Retail 3.59%

Energy 6.13%

Data/Internet Services 4.02%

Leisure, Lodging & Entertainment 6.14%

Long Distance Services 6.17%

*Other bonds, equities, cash, and other assets account for 37.37% of net assets.

(Current Income Artwork)

New Investment Opportunities Approved for Delchester Fund

Over the past several years, we have witnessed a marked increase in the investment returns available from U.S. stocks and foreign high-yield bonds. Conversely, the domestic high-yield bond market has suffered two consecutive years of decline. These trends have been a source of weakness for Delaware Delchester Fund.

In June 2000, the Board of Trustees of Delaware Group Income Funds approved an expansion of Delaware Delchester Fund's investment opportunities in an effort to make the Fund more competitive and better able to attain its objective of high current income. The Fund may now invest up to 20% of its total assets in foreign bonds and up to 20% of its assets in stocks. We believe that being able to select from a broader universe of securities will benefit Delaware Delchester Fund, especially in times when the domestic high-yield bond market is weak, as it has been in recent years.

Outlook

The last two years have been unusually difficult for U.S. high-yield bonds. Despite the fact that the U.S. economy has never been in better shape, lower-rated issues in the high-yield bond market -- which typically are more sensitive to the economy -- have performed poorly and had a high rate of default. In our opinion, much of the trouble stems from the global financial crisis of 1998, which pushed down commodity prices worldwide and caused many companies in commodity-based industries to default on their debt obligations.

Since then, the default rate among high-yield bonds has been rising. In November 1999, 6.1% of the companies issuing high-yield bonds were in default, the highest level since 1992. The default rate leveled off at just above 5% by mid-year 2000, still higher than the historic average (Source: Moody's Investors Service). We believe the default rate was driven higher by an excess supply of commodities in the world in general, and a more restrictive bank lending environment. The result is that banks have been very reluctant to lend to lower-rated issuers.

It appears to us that, after the short rally experienced earlier this summer, long-hurting high-yield investors seem eager to stage a longer rally. If nothing else, many investors seem to expect a rally based purely on market cycles turning the compass in favor of high yield. We believe there are indicators suggesting that a turnaround could evolve during the next year. For instance, many analysts point to the similarities between the current period of rising interest rates and 1994, when seven increases moved short-term rates upward by 3.00%. High-yield markets rallied throughout the following year (Source: Salomon Smith Barney).

It appears to us there are both similarities and differences between the two periods. As for Delaware Delchester Fund, we will begin the process of implementing the new investment policies adopted this past June. At the same time, in an effort to better manage credit risk, we will be working to raise the quality of the portfolio on an issue-by-issue basis. We'll still focus on B-rated bonds for their high current income, but we will have a bias for larger issues because they tend to enjoy greater liquidity than those of smaller companies. This should offer us the flexibility to move in and out of positions more easily.

FUND BASICS
-----------

Fund Objective
The Fund seeks as high a level of current income as is consistent with providing reasonable safety.

Total Fund Assets
$747.99 million

Number of Holdings
121

Fund Start Date
August 20, 1970

Your Fund Manager

Gerald T. Nichols is a graduate of the University of Kansas, where he received a BS in Business Administration and an MS in finance. Prior to joining Delaware in 1989, Mr. Nichols worked at Waddell & Reed, Inc. and as an investment officer for a merchant banking firm. He is a CFA charterholder.

Nasdaq Symbols
Class A  DETWX
Class B  DHYBX
Class C  DELCX


DELAWARE DELCHESTER FUND PERFORMANCE
------------------------------------

Growth of a $10,000 Investment
July 31, 1990 through July 31, 2000


                 Delaware          U.S. Consumer         Salomon Smith Barney
             Delchester Fund        Price Index       High-Yield Cash Pay Index

Jul-90          $9,531.00           $10,000.00                 $10,000.00
Jul-91         $10,931.00           $10,445.00                 $11,268.00
Jul-92         $13,526.00           $10,775.00                 $13,859.00
Jul-93         $15,482.00           $11,074.00                 $16,110.00
Jul-94         $15,729.00           $11,380.00                 $16,625.00
Jul-95         $17,059.00           $11,695.00                 $19,030.00
Jul-96         $18,442.00           $12,040.00                 $20,733.00
Jul-97         $21,675.00           $12,308.00                 $24,007.00
Jul-98         $23,945.00           $12,515.00                 $26,565.00
Jul-99         $22,115.00           $12,784.00                 $26,511.00
Jul-00         $19,524.00           $13,326.00                 $26,286.00


Chart assumes $10,000 invested on July 31, 1990, and includes the effect of a 4.75% front-end sales charge and reinvestment of distributions. Performance for other Fund classes will vary due to differing charges and expenses. Values are plotted as of July 31 each year.

Average Annual Total Returns
Through July 31, 2000             Lifetime    10 Years    Five Years    One Year
--------------------------------------------------------------------------------
Class A (Est. 8/20/70)
   Excluding Sales Charge          +8.47%      +7.43%       +2.73%       -11.93%
   Including Sales Charge          +8.29%      +6.92%       +1.75%       -16.17%
--------------------------------------------------------------------------------
Class B (Est. 5/2/94)
   Excluding Sales Charge          +2.51%          --       +1.97        -12.57%
   Including Sales Charge          +2.51%          --       +1.71        -15.74%
--------------------------------------------------------------------------------
Class C (Est. 11/29/95)
Excluding Sales Charge             +1.68%          --          --        -12.57%
Including Sales Charge             +1.68%          --          --        -13.36%
--------------------------------------------------------------------------------

An expense limitation was in effect for all classes of Delaware Delchester Fund starting June 1, 2000. Performance would have been lower if the expense limitation were not in effect.

Delaware Delchester Fund invests primarily in high-yield bonds, which involve greater risk than higher quality bonds. Returns reflect reinvestment of distributions and any applicable sales charges as noted below. Return and share value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Class B and C results, excluding sales charge, assume either that contingent deferred sales charges were not applied or the investment was not redeemed. Past performance is not a guarantee of future results.

Class A shares have a 4.75% maximum front-end sales charge and a 12b-1 fee.

Class B shares do not have a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a contingent deferred sales charge of up to 4% if redeemed before the end of the sixth year.

Class C shares have a 1% annual distribution and service fee. If redeemed within 12 months, a 1% contingent deferred sales charge applies.

The average annual total returns for the lifetime, 10-year, five-year and one-year periods ended July 31, 2000 for Delaware Delchester Fund Institutional Class (Est. 8/20/70) were +8.58%, +7.70%, +2.99%, and -11.70% respectively.
Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts. Performance for Institutional class shares prior to 6/1/92 is based on Class A performance adjusted to eliminate the up-front sales charge.

Nasdaq Symbol Institutional Class: DETIX

Statement of Net Assets

DELAWARE DELCHESTER FUND
------------------------
                                                       Principal       Market
July 31, 2000                                           Amount         Value
--------------------------------------------------------------------------------
   Corporate Bonds - 83.48%
   Automobile & Auto Parts - 2.57%
   American Axle & Manufacturing
     9.75% 3/1/09 ..................................  $10,300,000   $ 9,810,750
   Holley Performance Products
     12.25% 9/15/07 ................................    4,600,000     2,875,000
   Venture Holdings 12.00% 6/1/09 ..................   10,000,000     6,550,000
                                                                    -----------
                                                                     19,235,750
                                                                    -----------
   Building & Materials - 2.30%
  +Formica 10.875% 3/1/09 ..........................   11,100,000     8,658,000
  +K Hovnanian Enterprises
     9.125% 5/1/09 .................................    9,300,000     8,556,000
                                                                    -----------
                                                                     17,214,000
                                                                    -----------
   Bundled Services - 1.59%
+**RCN 11.125% 10/15/07 ............................   14,000,000     8,120,000
  +RCN 10.125% 1/15/10 .............................    4,600,000     3,726,000
                                                                    -----------
                                                                     11,846,000
                                                                    -----------
   Cable, Media & Publishing - 10.88%
  +Adelphia Communications
     9.375% 11/15/09 ...............................    3,750,000     3,431,250
 **Century Communications
     11.135% 1/15/08 ...............................   19,000,000     7,790,000
+**Charter Communications
     11.75% 1/15/10 ................................   18,200,000    10,328,500
  +Echostar DBS 9.25% 2/1/06 .......................    2,800,000     2,723,000
 **Fox Kids Worldwide
     10.25% 11/1/07 ................................    9,000,000     6,255,000
 **PX Escrow 9.625% 2/1/06 .........................    9,500,000     4,322,500
   Sinclair Broadcast Group
     8.75% 12/15/07 ................................    8,800,000     8,052,000
   Sullivan Graphics 12.75% 8/1/05 .................    9,975,000    10,174,500
  +Telewest 9.875% 2/1/10 ..........................    9,000,000     8,685,000
 **United International Holdings
     10.75% 2/15/08 ................................   14,600,000    10,694,500
  +United Pan-Europe Communications
     11.25% 2/1/10 .................................    8,000,000     6,880,000
  +Ziff Davis Media 12.00% 7/15/10 .................    2,000,000     2,040,000
                                                                    -----------
                                                                     81,376,250
                                                                    -----------
   Chemicals - 3.13%
   Avecia Group 11.00% 7/1/09 ......................    9,100,000     9,191,000
   Huntsman 9.50% 7/1/07 ...........................   11,000,000    10,175,000
  +Lyondell Chemical 10.875% 5/1/09 ................    4,000,000     4,035,000
                                                                    -----------
                                                                     23,401,000
                                                                    -----------
   Competitive Local Exchange Carriers - 10.33%
  +Hyperion Telecommunications
     12.25% 9/1/04 .................................    8,650,000     8,433,750
 **KMC Telecom Holdings
     12.50% 2/15/08 ................................   28,000,000    14,140,000
   KMC Telecom Holdings
     13.50% 5/15/09 ................................    3,700,000     3,297,625
   Metromedia Fiber 10.00% 11/15/08 ................   16,650,000    16,317,000

                                                       Principal       Market
                                                        Amount         Value
--------------------------------------------------------------------------------
   Corporate Bonds (continued)
   Competitive Local Exchange Carriers (continued)
   Nextlink Communications
     10.75% 11/15/08 ...............................  $ 9,200,000   $ 9,050,500
 **Nextlink Communications
     12.125% 12/1/09 ...............................    8,750,000     4,987,500
   Teligent 11.50% 12/1/07 .........................   15,000,000    11,550,000
 **Teligent 11.50% 3/1/08 ..........................   12,575,000     5,344,375
   Versatel Telecom 13.25% 5/15/08 .................    4,000,000     4,140,000
                                                                    -----------
                                                                     77,260,750
                                                                    -----------
   Computers & Technology - 0.51%
   Unisys 11.75% 10/15/04 ..........................    3,600,000     3,816,000
                                                                    -----------
                                                                      3,816,000
                                                                    -----------
   Consumer Products - 0.58%
   Drypers 10.25% 6/15/07 ..........................    6,625,000     4,339,375
                                                                    -----------
                                                                      4,339,375
                                                                    -----------
   Data/Internet Services - 4.02%
  +Covad Communications Group
     12.50% 2/15/09 ................................    7,000,000     5,425,000
   Exodus Communications
     11.625% 7/15/10 ...............................   10,000,000    10,100,000
   Globix 12.50% 2/1/10 ............................    8,000,000     6,360,000
   Psinet 11.00% 8/1/09 ............................   10,000,000     8,150,000
                                                                    -----------
                                                                     30,035,000
                                                                    -----------
   Electronics & Electrical Equipment - 1.22%
  +Protection One 7.375% 8/15/05 ...................   11,600,000     9,135,000
                                                                    -----------
                                                                      9,135,000
                                                                    -----------
   Energy - 6.13%
   Clark USA 10.875% 12/1/05 .......................    7,600,000     4,208,500
   Chesapeake Energy 9.625% 5/1/05 .................    9,500,000     9,310,000
   Clark R & M 8.875% 11/15/07 .....................    2,700,000     1,829,250
   First Wave Marine 11.00% 2/1/08 .................    5,100,000     3,034,500
  +Frontier Oil 11.75% 11/15/09 ....................   13,500,000    13,938,750
   RBF Finance 11.375% 3/15/09 .....................    8,725,000     9,510,250
 **Universal Compression
     9.875% 2/15/08 ................................    5,500,000     4,001,250
                                                                    -----------
                                                                     45,832,500
                                                                    -----------
   Enhanced Specialized Mobile Radio /
   Personal Communication Services - 9.02%
+**Airgate 13.50% 10/1/09 ..........................   11,000,000     6,242,500
 **McCaw International
     13.00% 4/15/07 ................................    9,000,000     6,975,000
 **Microcell Telecommunications
     14.00% 6/1/06 .................................    7,800,000     7,332,000
  +Nextel International 12.75% 8/1/10 ..............    8,500,000     8,457,500
   Nextel Partners 11.00% 3/15/10 ..................    6,500,000     6,451,250
+**Nextel Partners 14.00% 2/1/09 ...................    9,114,000     6,265,875
   Telecorp PCS 10.625% 7/15/10 ....................    7,850,000     7,967,750
 **Telecorp PCS 11.625% 4/15/09 ....................   10,375,000     6,951,250
   Voicestream Wireless
     10.375% 11/15/09 ..............................   10,000,000    10,800,000
                                                                    -----------
                                                                     67,443,125
                                                                    -----------

                                                       Principal       Market
Delaware Delchester Fund                                 Amount         Value
--------------------------------------------------------------------------------
   Corporate Bonds (continued)
   Environmental Services - 2.51%
  +Allied Waste 10.00% 8/1/09 ......................  $14,900,000   $12,981,625
   Norcal Waste System
     13.50% 11/15/05 ...............................    5,550,000     5,813,625
                                                                    -----------
                                                                     18,795,250
                                                                    -----------
   Food, Beverage & Tobacco - 3.22%
   Ameriking 10.75% 12/1/06 ........................    4,100,000     3,459,375
   Carrols 9.50% 12/1/08 ...........................    8,200,000     6,970,000
 **Del Monte Foods 12.50% 12/15/07 .................    3,800,000     2,878,500
   DiGiorgio 10.00% 6/15/07 ........................    8,650,000     7,655,250
   Fresh Foods 10.75% 6/1/06 .......................    6,200,000     3,131,000
                                                                    -----------
                                                                     24,094,125
                                                                    -----------
   Healthcare & Pharmaceuticals - 1.11%
   Insight Health Services
     9.625% 6/15/08 ................................    7,300,000     6,606,500
   Kinetic Concepts 9.625% 11/1/07 .................    2,250,000     1,721,250
                                                                    -----------
                                                                      8,327,750
                                                                    -----------
   Leisure, Lodging & Entertainment - 6.14%
  +Florida Panthers 9.875% 4/15/09 .................    8,050,000     7,607,250
   Hollywood Casino 11.25% 5/1/07 ..................    8,300,000     8,507,500
   Hollywood Casino 13.00% 8/1/06 ..................    8,000,000     8,520,000
  +Outboard Marine 10.75% 6/1/08 ...................    5,000,000     2,425,000
 **Premier Parks 10.00% 4/1/08 .....................    6,650,000     4,422,250
  +Trump-Atlantic City 11.25% 5/1/06 ...............   10,700,000     7,383,000
  +Venetian Casino 12.25% 11/15/04 .................    7,000,000     7,087,500
                                                                    -----------
                                                                     45,952,500
                                                                    -----------
   Long Distance Services - 6.17%
   BTI Telecom 10.50% 9/15/07 ......................    9,025,000     6,836,438
   Call-Net Enterprises 10.80% 5/15/09 .............   13,500,000     4,117,500
  +Flag Telecom 11.625% 3/30/10 ....................    9,800,000     9,261,000
  +RSL Communications
     12.25% 11/15/06 ...............................    7,000,000     2,625,000
  +Viatel 11.50% 3/15/09 ...........................    5,956,000     3,841,620
+**Viatel 12.50% 4/15/08 ...........................   16,425,000     6,323,625
   Williams Communications Group
     10.875% 10/1/09 ...............................    3,575,000     3,432,000
   Worldwide Fiber 12.00% 8/1/09 ...................   10,500,000     9,712,500
                                                                    -----------
                                                                     46,149,683
                                                                    -----------
   Metals & Mining - 2.54%
  +Algoma Steel 12.375% 7/15/05 ....................    2,500,000     2,250,000
   Doe Run Resources 11.25% 3/15/05 ................    5,400,000     2,727,000
   Jorgensen Earle 9.50% 4/1/05 ....................    6,250,000     5,468,750
  +P & L Coal Holdings 9.625% 5/15/08 ..............    9,000,000     8,572,500
                                                                    -----------
                                                                     19,018,250
                                                                    -----------
   Miscellaneous - 1.35%
  +Blount 13.00% 8/1/09 ............................   10,000,000    10,112,500
                                                                    -----------
                                                                     10,112,500
                                                                    -----------

                                                       Principal       Market
                                                         Amount         Value
--------------------------------------------------------------------------------
   Corporate Bonds (continued)
   Paper & Forest Products- 1.79%
   MAXXAM Group 12.00% 8/1/03 ......................  $ 9,400,000   $ 8,718,500
 **SF Holdings 12.75% 3/15/08 ......................    9,250,000     4,671,250
                                                                    -----------
                                                                     13,389,750
                                                                    -----------
   Retail- 3.59%
   Advance Stores 10.25% 4/15/08 ...................    9,200,000     7,636,000
   Buhrman 12.25% 11/1/09 ..........................    9,700,000    10,160,750
  +Fleming 10.50% 12/1/04 ..........................    9,800,000     9,040,500
                                                                    -----------
                                                                     26,837,250
                                                                    -----------
   Transportation & Shipping - 1.91%
   Avis Group Holdings 11.00% 5/1/09 ...............    8,075,000     8,559,500
  +Budget Group 9.125% 4/1/06 ......................    7,575,000     5,719,125
                                                                    -----------
                                                                     14,278,625
                                                                    -----------
   Utilities - 0.87%
   Trench Electric & Trench
     10.25% 12/15/07 ...............................    9,250,000     6,521,250
                                                                    -----------
                                                                      6,521,250
                                                                    -----------
   Total Corporate Bonds
     (cost $697,288,873) ...........................                624,411,683
                                                                    -----------
   U.S. Treasury Obligations - 7.02%
   U.S. Treasury Note 6.125% 9/30/00 ...............   52,585,000    52,552,134
                                                                    -----------
   Total U.S. Treasury Obligations
     (cost $52,559,038) ............................                 52,552,134
                                                                    -----------

                                                           Number
                                                          of Shares
   Common Stock - 0.01%
  *SF Holdings .....................................        1,850        83,250
                                                                    -----------
   Total Common Stock (cost $4,318) ................                     83,250
                                                                    -----------
   Preferred Stocks - 6.23%
  +Dobson Communications pik 12.44% ................       14,468    13,792,183
  +Eagle-Picher Holdings 11.75% ....................        1,010     2,045,250
   Intermedia Communications
     pik 13.50% ....................................       16,871    13,201,925
   Nebco Evans Holding pik 11.25% ..................       80,016        30,006
   Nextel Communications pik 13.00% ................        3,977     4,245,642
   Nextel Communications pik 11.124% ...............            1         1,003
   Nextlink Communications pik 14.00% ..............      103,500     4,968,000
   Pegasus Communications pik 12.75% ...............            1         1,329
   Sinclair Capital pik 11.624% ....................       90,000     8,302,500
  *TCR Holdings B ..................................       52,152           522
  *TCR Holdings C ..................................       28,683           287
  *TCR Holdings D ..................................       75,619           756
  *TCR Holdings E ..................................      156,454         1,565
                                                                    -----------
   Total Preferred Stocks
     (cost $63,684,642) ............................                 46,590,968
                                                                    -----------

                                                           Number      Market
Delaware Delchester Fund                                 of Shares     Value
--------------------------------------------------------------------------------
 Warrants & Rights - 0.35%
*American Banknote .................................       10,750  $     10,750
*Cellnet Data Systems ..............................        9,300         5,812
*Electronic Retailing System .......................       13,200           132
*Gothic Energy .....................................       19,600           196
*KMC Telecom Holdings ..............................       14,000       420,000
*Millenium Seacarriers .............................        3,800           475
*McCaw International ...............................       11,200       601,815
*Pegasus Communications ............................        4,500       774,000
*Spincycle .........................................        5,000            50
*Terex .............................................       55,200       779,700
                                                                   ------------
 Total Warrants & Rights
   (cost $1,244,830) ...............................                  2,592,930
                                                                   ------------
 Convertible Preferred Stocks - 1.64%
 E.Spire Communications pik 12.75% .................       21,354     5,178,350
 Global Crossing 17.50% ............................       16,000     2,736,000
 PSI Net 8.75% .....................................      156,000     4,368,000
                                                                   ------------
 Total Convertible Preferred Stock
   (cost $26,860,610) ..............................                 12,282,350
                                                                   ------------
 Total Market Value of Securities - 98.73%
   (cost $841,642,311) .............................                738,513,315
 Receivables and Other Assets Net
   of Liabilities - 1.27% ..........................                  9,473,312
                                                                   ------------
 Net Assets Applicable to 170,358,240
   Shares Outstanding - 100% .......................               $747,986,627
                                                                   ============
 Net Asset Value - Delaware Delchester
   Fund A Class
   ($485,580,961 / 110,592,127 Shares) .............                      $4.39
                                                                          -----
 Net Asset Value - Delaware Delchester
   Fund B Class
   ($208,784,191 / 47,554,638 Shares) ..............                      $4.39
                                                                          -----
 Net Asset Value - Delaware Delchester
   Fund C Class
   ($33,870,938 / 7,713,654 Shares) ................                      $4.39
                                                                          -----
 Net Asset Value - Delaware Delchester
   Fund Institutional Class
   ($19,750,537 / 4,497,821 Shares) ................                      $4.39
                                                                          -----
----------------------
 *Non-income producing security for the year ended July 31, 2000.
**Zero coupon security as of July 31, 2000. The coupon shown is the step-up rate.
 +Security is partially or fully on loan.
  pik - payment in kind


--------------------------------------------------------------------------------
Components of Net Assets at July 31, 2000:
Shares of beneficial interest (unlimited
   authorization - no par) .........................             $1,304,475,663
Undistributed net investment income ................                  1,045,764
Accumulated net realized
   loss on investments .............................               (454,405,804)
Net unrealized depreciation of investments .........               (103,128,996)
                                                                 --------------
   Total net assets ................................               $747,986,627
                                                                 ==============
Net Asset Value and Offering Price Per
   Share - Delaware Delchester Fund
Net assets value A class (A) .......................                      $4.39
Sales charge (4.75% of offering price or 5.01%
   of the amount invested per share) (B) ...........                       0.22
                                                                          -----
Offering price .....................................                      $4.61
                                                                          =====
----------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See the current prospectus for purchases of $100,000 or more.

                             See accompanying notes

Statement of Operations



Year Ended July 31, 2000                                Delaware Delchester Fund
--------------------------------------------------------------------------------
Investment Income:
Interest ........................................  $110,069,147
Dividends .......................................     8,069,513   $ 118,138,660
                                                   ------------   -------------
Expenses:
Management fees .................................     6,209,644
Distribution expense ............................     5,000,595
Dividend disbursing and transfer agent fees
  and expenses ..................................     2,143,820
Reports and statements to shareholders ..........       567,200
Accounting and administration ...................       416,500
Registration fees ...............................       217,272
Taxes (other than taxes on income) ..............       216,200
Professional fees ...............................       149,500
Custodian fees ..................................       131,710
Trustees' fees ..................................        24,720
Other ...........................................       295,717      15,372,878
                                                   ------------   -------------

Less expenses absorbed or waived ................                      (246,897)
Less expenses paid indirectly ...................                       (99,467)
                                                                  -------------
Total expenses ..................................                    15,026,514
                                                                  -------------

Net Investment Income ...........................                   103,112,146
                                                                  -------------

Net Realized and Unrealized Gain (Loss) on
  Investments:
Net realized loss on investments ................                  (246,298,953)
Net change in unrealized appreciation /
  depreciation of investments ...................                    13,901,336
                                                                  -------------

Net Realized and Unrealized Loss on Investments..                  (232,397,617)
                                                                  -------------
Net Decrease in Net Assets Resulting from
  Operations ....................................                 $(129,285,471)
                                                                  =============

                             See accompanying notes

Statements of Changes in Net Assets



                                                        Delaware Delchester Fund
--------------------------------------------------------------------------------
                                                            Year Ended
                                                     7/31/00         7/31/99

Increase (Decrease) in Net Assets from
  Operations:
Net investment income ...........................  $103,112,146  $  136,414,875
Net realized loss on investments ................  (246,298,953)   (116,092,305)
Net change in unrealized appreciation /
 depreciation of investments ....................    13,901,336    (133,695,167)
                                                  -----------------------------
Net decrease in net assets resulting from
  operations ....................................  (129,285,471)   (113,372,597)
                                                  -----------------------------
Distributions to Shareholders from:
Net investment income:
  A Class .......................................   (68,052,624)    (93,848,121)
  B Class .......................................   (27,139,509)    (34,447,633)
  C Class .......................................    (4,519,734)     (5,567,284)
  Institutional Class ...........................    (3,085,389)     (4,285,105)
                                                  -----------------------------
                                                   (102,797,256)   (138,148,143)
                                                  -----------------------------
Capital Share Transactions:
Proceeds from shares sold:
  A Class .......................................   104,979,713     262,422,657
  B Class .......................................    44,260,404     144,465,555
  C Class .......................................    13,913,843      39,555,223
  Institutional Class ...........................    16,288,872      37,514,075

Net asset value of shares issued upon
  reinvestment of dividends from net
  investment income:
  A Class .......................................    32,843,273      46,328,049
  B Class .......................................    11,107,733      14,801,100
  C Class .......................................     2,342,333       3,200,182
  Institutional Class ...........................     3,080,348       3,912,815
                                                  -----------------------------
                                                    228,816,519      52,199,656
                                                  -----------------------------
Cost of shares repurchased:
  A Class .......................................  (315,900,764)   (385,857,248)
  B Class .......................................  (132,061,852)   (120,695,619)
  C Class .......................................   (34,296,375)    (21,113,944)
  Institutional Class ...........................   (31,535,797)    (49,182,137)
                                                  -----------------------------
                                                   (513,794,788)   (576,848,948)
                                                  -----------------------------
Decrease in net assets derived from capital
  share transactions ............................  (284,978,269)    (24,649,292)
                                                  -----------------------------
Net decrease in net assets ......................  (517,060,996)   (276,170,032)
Net Assets:
Beginning of year ............................... 1,265,047,623   1,541,217,655
                                                  -----------------------------
End of year .....................................  $747,986,627  $1,265,047,623
                                                  =============================

                             See accompanying notes

Financial Highlights

Selected data for each share of the Fund outstanding
throughout each year were as follows:                                        Delaware Delchester Fund A Class
---------------------------------------------------------------------------------------------------------------------------------
                                                                                         Year Ended
                                                                  7/31/00     7/31/99      7/31/98     7/31/97      7/31/96
Net asset value, beginning of year .............................   $5.540      $6.650       $6.570      $6.140       $6.280

Income (loss) from investment operations:
  Net investment income(2) .....................................    0.524       0.597        0.608       0.598        0.628
  Net realized and unrealized gain (loss) on investments .......   (1.155)     (1.102)       0.070       0.430       (0.141)
                                                                   --------------------------------------------------------
  Total from investment operations .............................   (0.631)     (0.505)       0.678       1.028        0.487
                                                                   --------------------------------------------------------
Less dividends:
  Dividends from net investment income .........................   (0.519)     (0.605)      (0.598)     (0.598)      (0.627)
                                                                   --------------------------------------------------------
  Total dividends ..............................................   (0.519)     (0.605)      (0.598)     (0.598)      (0.627)
                                                                   --------------------------------------------------------

Net asset value, end of year ...................................   $4.390      $5.540       $6.650      $6.570       $6.140
                                                                   ========================================================

Total return(1) ................................................  (11.93%)     (7.65%)      10.73%      17.53%        8.10%

Ratios and supplemental data:
  Net assets, end of year (000 omitted) ........................ $485,581    $813,787   $1,060,136  $1,030,328     $973,939
  Ratio of expenses to average net assets ......................    1.27%       1.10%        1.06%       1.04%        1.02%
  Ratio of expenses to average net assets prior to expense
    limitation and expenses paid indirectly ....................    1.30%       1.10%        1.06%       1.04%        1.02%
  Ratio of net investment income to average net assets .........   10.55%      10.12%        9.16%       9.48%       10.11%
  Ratio of net investment income to average net assets prior
    to expense limitation and expenses paid indirectly .........   10.52%      10.12%        9.16%       9.48%       10.11%
  Portfolio turnover ...........................................      82%         85%         117%        154%         108%

----------------------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(2) The average share outstanding has been applied for per share information for the year ended July 31, 2000.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each year were as follows:                                        Delaware Delchester Fund B Class
---------------------------------------------------------------------------------------------------------------------------------
                                                                                         Year Ended
                                                                  7/31/00     7/31/99      7/31/98     7/31/97      7/31/96
Net asset value, beginning of year .............................   $5.540      $6.650       $6.570      $6.140       $6.280

Income (loss) from investment operations:
  Net investment income(2) .....................................    0.487       0.557        0.556       0.550        0.581
  Net realized and unrealized gain (loss) on investments .......   (1.154)     (1.103)       0.072       0.430       (0.141)
                                                                   --------------------------------------------------------
  Total from investment operations .............................   (0.667)     (0.546)       0.628       0.980        0.440
                                                                   --------------------------------------------------------
Less dividends:
  Dividends from net investment income .........................   (0.483)     (0.564)      (0.548)     (0.550)      (0.580)
                                                                   --------------------------------------------------------
  Total dividends ..............................................   (0.483)     (0.564)      (0.548)     (0.550)      (0.580)
                                                                   --------------------------------------------------------

Net asset value, end of year ...................................   $4.390      $5.540       $6.650      $6.570       $6.140
                                                                   ========================================================

Total return(1) ................................................  (12.57%)     (8.34%)       9.91%      16.66%        7.30%

Ratios and supplemental data:
  Net assets, end of year (000 omitted) ........................ $208,784    $349,960     $376,463    $273,499     $176,266
  Ratio of expenses to average net assets ......................    2.00%       1.85%        1.81%       1.79%        1.77%
  Ratio of expenses to average net assets prior to expense
    limitation and expenses paid indirectly ....................    2.03%       1.85%        1.81%       1.79%        1.77%
  Ratio of net investment income to average net assets .........    9.82%       9.37%        8.41%       8.73%        9.36%
  Ratio of net investment income to average net assets prior
    to expense limitation and expenses paid indirectly .........    9.79%       9.37%        8.41%       8.73%        9.36%
  Portfolio turnover ...........................................      82%         85%         117%        154%         108%

----------------------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(2) The average share outstanding has been applied for per share information for the year ended July 31, 2000.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each year were as follows:                                           Delaware Delchester Fund C Class
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  11/29/95(2)
                                                                                  Year Ended                          to
                                                                  7/31/00     7/31/99      7/31/98     7/31/97      7/31/96

Net asset value, beginning of period ...........................   $5.540      $6.650       $6.570      $6.140       $6.210

Income (loss) from investment operations:
  Net investment income(3) .....................................    0.487       0.566        0.555       0.550        0.385
  Net realized and unrealized gain (loss) on investments .......   (1.154)     (1.111)       0.073       0.430       (0.069)
                                                                   --------------------------------------------------------
  Total from investment operations .............................   (0.667)     (0.545)       0.628       0.980        0.316
                                                                   --------------------------------------------------------
Less dividends:
  Dividends from net investment income .........................   (0.483)     (0.565)      (0.548)     (0.550)      (0.386)
                                                                   --------------------------------------------------------
  Total dividends ..............................................   (0.483)     (0.565)      (0.548)     (0.550)      (0.386)
                                                                   --------------------------------------------------------

Net asset value, end of period .................................   $4.390      $5.540       $6.650      $6.570       $6.140
                                                                   ========================================================

Total return(1) ................................................  (12.57%)     (8.34%)       9.91%      16.66%        5.20%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ......................  $33,871     $62,613      $50,945     $19,094       $4,953
  Ratio of expenses to average net assets ......................    2.00%       1.85%        1.81%       1.79%        1.77%
  Ratio of expenses to average net assets prior to expense
    limitation and expenses paid indirectly ....................    2.03%       1.85%        1.81%       1.79%        1.77%
  Ratio of net investment income to average net assets .........    9.82%       9.37%        8.41%       8.73%        9.36%
  Ratio of net investment income to average net assets prior to
    expense limitation and expenses paid indirectly ............    9.79%       9.37%        8.41%       8.73%        9.36%
  Portfolio turnover ...........................................      82%         85%         117%        154%         108%

----------------------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(2) Commencement of operations; ratios have been annualized and total return has not been annualized.
(3) The average share outstanding has been applied for per share information for the year ended July 31, 2000.

                             See accompanying notes
                                                                              13

Selected data for each share of the Fund outstanding
throughout each year were as follows:                                   Delaware Delchester Fund Institutional Class
---------------------------------------------------------------------------------------------------------------------------------
                                                                                         Year Ended
                                                                  7/31/00     7/31/99      7/31/98     7/31/97      7/31/96
Net asset value, beginning of year .............................   $5.540      $6.650       $6.570      $6.140       $6.280

Income (loss) from investment operations:
  Net investment income(2) .....................................    0.538       0.613        0.620       0.614        0.644
  Net realized and unrealized gain (loss) on investments .......   (1.156)     (1.104)       0.075       0.429       (0.142)
                                                                   --------------------------------------------------------
  Total from investment operations .............................   (0.618)     (0.491)       0.695       1.043        0.502
                                                                   --------------------------------------------------------

Less dividends:
  Dividends from net investment income .........................   (0.532)     (0.619)      (0.615)     (0.613)      (0.642)
                                                                   --------------------------------------------------------
  Total dividends ..............................................   (0.532)     (0.619)      (0.615)     (0.613)      (0.642)
                                                                   --------------------------------------------------------

Net asset value, end of year ...................................   $4.390      $5.540       $6.650      $6.570       $6.140
                                                                   ========================================================

Total return(1) ................................................  (11.70%)     (7.42%)      11.00%      17.82%        8.37%

Ratios and supplemental data:
  Net assets, end of year (000 omitted) ........................  $19,751     $38,687      $53,673     $44,065      $59,513
  Ratio of expenses to average net assets ......................    1.00%       0.85%        0.81%       0.79%        0.77%
  Ratio of expenses to average net assets prior to expense
    limitation and expenses paid indirectly ....................    1.03%       0.85%        0.81%       0.79%        0.77%
  Ratio of net investment income to average net assets .........   10.82%      10.37%        9.41%       9.73%       10.36%
  Ratio of net investment income to average net assets prior to
    expense limitation and expenses paid indirectly ............   10.79%      10.37%        9.41%       9.73%       10.36%
  Portfolio turnover ...........................................      82%         85%         117%        154%         108%

----------------------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.
(2) The average share outstanding has been applied for per share information for the year ended July 31, 2000.


                             See accompanying notes

Notes to Financial Statements


July 31, 2000
--------------------------------------------------------------------------------
Delaware Group Income Funds (the "Company") is organized as a Delaware business trust and offers five funds: Delaware Delchester Fund, Delaware High-Yield Opportunities Fund, Delaware Strategic Income Fund, Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund. These financial statements and related notes pertain to the Delaware Delchester Fund (the "Fund"). Delaware Delchester Fund is a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Fund offers four classes of shares. The A Class carries a front-end sales charge of 4.75%. The B Class carries a back-end deferred sales charge. The C Class carries a level load deferred sales charge and the Institutional Class has no sales charge.

The investment objective of the Fund is to seek as high a current income as is consistent with providing reasonable safety.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation - All equity securities are valued at the last quoted sales price as of the close of the New York Stock Exchange on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and the asked prices will be used. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of securities. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

Federal Income Taxes - The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements - The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------
Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Original issue discounts are accreted to interest income over the lives of the respective securities. The Fund declares and pays dividends from net investment income monthly and capital gains, if any, annually.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $22,989 for the year ended July 31, 2000. In addition, the Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. These credits were $76,478 for the year ended July 31, 2000. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "Expenses paid indirectly."

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company (DMC), the Investment Manager of the Fund, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million of average daily net assets, 0.60% on the next $500 million, 0.55% on the next $1.5 billion and 0.50% over $2.5 billion. At July 31, 2000, the Fund had a liability for investment management fees and other expenses payable to DMC of $132,763.

Effective June 1, 2000, DMC has elected to waive that portion of the management fee and reimburse the Fund to the extent that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution and extraordinary expenses, exceed 0.90% of average daily net assets of the Fund through November 30, 2000.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services for the Fund. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums. At July 31, 2000, the Fund had a liability for such fees and other expenses payable to DSC of $36,037.

--------------------------------------------------------------------------------
Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors, L.P. (DDLP), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B and C Class. At July 31, 2000, the Fund had a liability for distribution fees and other expenses payable to DDLP of $45,157.

For the year ended July 31, 2000, DDLP earned $108,017 for commissions on sales of the Fund A Class shares.

Certain officers of DMC, DSC and DDLP are officers, trustees and/or employees of the Fund. These officers, trustees and employees are paid no compensation by the Fund.

3. Investments
For the year ended July 31, 2000, the Fund made purchases of $777,061,043 and sales of $1,114,640,866 of investment securities other than U.S. government securities and temporary cash investments.

At July 31, 2000, the aggregate cost of securities for federal income tax purposes was $842,457,562. At July 31, 2000, net unrealized depreciation for federal income tax purposes aggregated $103,944,247 of which $10,071,828 related to unrealized appreciation of securities and $114,016,075 related to unrealized depreciation of securities.

For federal income tax purposes, the Fund had a capital loss carryforward at July 31, 2000 of $249,908,324, which may be carried forward and applied against future capital gains. The capital loss carryforward expires as follows: 2002 - $3,628,131, 2003 - $87,593,579, 2007 - $10,982,838 and 2008 - $147,703,776.

4. Capital Shares
Transactions in capital shares were as follows:

                                                           Year Ended
                                                     7/31/00         7/31/99
Shares sold
  A Class ......................................   20,807,077      45,019,162
  B Class ......................................    8,825,817      24,566,824
  C Class ......................................    2,837,846       6,698,639
  Institutional Class ..........................    3,174,399       6,430,933

Shares issued upon reinvestment of
distributions from net investment income
  A Class ......................................    6,647,731       7,889,317
  B Class ......................................    2,246,282       2,524,327
  C Class ......................................      471,313         546,980
  Institutional Class ..........................      623,318         666,501
                                                 ------------     -----------
                                                   45,633,783      94,342,683
                                                 ------------     -----------

Shares repurchased
  A Class ......................................  (63,794,912)    (65,467,458)
  B Class ......................................  (26,704,336)    (20,540,987)
  C Class ......................................   (6,900,639)     (3,604,913)
  Institutional Class ..........................   (6,284,915)     (8,187,222)
                                                 ------------     -----------
                                                 (103,684,802)    (97,800,580)
                                                 ------------     -----------

Net decrease ...................................  (58,051,019)     (3,457,897)
                                                 ============     ===========

--------------------------------------------------------------------------------
5. Line of Credit
Effective October 8, 1999, the Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participate in a $683,500,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each Fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. Prior to October 8, 1999, the Delaware Delchester Fund had committed line of credit of $56,300,000. The Fund had no amounts outstanding at July 31, 2000 or at any time during the fiscal year.

6. Market and Credit Risk
The Fund invests in high-yield fixed income securities, which carry ratings of BB or lower by S&P and/or Ba or lower by Moody's. Investments in these higher yielding securities may be accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund may invest up to 10% of its total assets in illiquid securities which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of some of these securities may adversely affect the Fund's ability to dispose of such securities in a timely manner and at a fair price when it is necessary to liquidate such securities.

7. Securities Lending
The Fund participates, along with other funds in the Delaware Investments Family of Funds, in a Security Lending Agreement ("Lending Agreement"). Security loans made pursuant to the Lending Agreement are required at all times to be secured by U.S. Treasury obligations and/or cash collateral at least equal to 100% of the market value of the securities. Cash collateral received is invested in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top tiers by Standard & Poors Rating Group or Moody's Investor Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The market value of securities on loan and the related collateral received at July 31, 2000 was $120,219,026 and $125,029,880, respectively. Net income from securities lending was $284,902 and is included in interest income on the statement of operations.

July 31, 2000
--------------------------------------------------------------------------------
8. Tax Information (Unaudited)
The information set forth below is for the Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2001. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended July 31, 2000, the Fund designates as long-term capital gains and ordinary income distributions paid during the year as follows:



     (A)                   (B)
  Long-Term             Ordinary               (C)
Capital Gains            Income               Total                (D)
Distributions        Distributions        Distributions        Qualifying
 (Tax Basis)          (Tax Basis)          (Tax Basis)        Dividends(1)
-------------        -------------        -------------       ------------
      --                  100%                 100%                --

(A) and (B) are based on a percentage of the Fund's total distributions.
(D) is based on a percentage of ordinary income of the Fund.

-------------------
(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.




Report of Independent Auditors

--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees
Delaware Group Income Funds - Delaware Delchester Fund

We have audited the accompanying statement of net assets of Delaware Delchester Fund (the "Fund") as of July 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Delchester Fund at July 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.


                                                           /s/ Ernst & Young LLP

Philadelphia, Pennsylvania
September 6, 2000

DELAWARE(SM)
INVESTMENTS
-----------------
Philadelphia o London


For Shareholders
1.800.523.1918

For Securities Dealers
1.800.362.7500

For Financial Institutions
Representatives Only
1.800.659.2265

www.delawareinvestments.com

This annual report is for the information of Delaware Delchester Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current Prospectus for Delaware Delchester Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES

Wayne A. Stork
Chairman
Delaware Investments Family of Funds
Philadelphia, PA

Walter P. Babich
Board Chairman
Citadel Constructors, Inc.
King of Prussia, PA

David K. Downes
President and Chief Executive Officer
Delaware Investments Family of Funds
Philadelphia, PA

John H. Durham
Private Investor
Horsham, PA

Anthony D. Knerr
Consultant, Anthony Knerr & Associates
New York, NY

Ann R. Leven
Former Treasurer, National Gallery of Art
Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Charles E. Peck
Retired
Fredericksburg, VA

Janet L. Yeomans
Vice President and Treasurer
3M Corporation
St. Paul, MN


AFFILIATED OFFICERS

Charles E. Haldeman, Jr.
President and Chief Executive Officer
Delaware Management Holdings, Inc.
Philadelphia, PA

Richard J. Flannery
Executive Vice President
and General Counsel
Delaware Investments Family of Funds
Philadelphia, PA

Bruce D. Barton
President and Chief Executive Officer
Delaware Distributors, L.P.
Philadelphia, PA

Investment Manager
Delaware Management Company
Philadelphia, PA

International Affiliate
Delaware International Advisers Ltd.
London, England

National Distributor
Delaware Distributors, L.P.
Philadelphia, PA

Shareholder Servicing, Dividend
Disbursing and Transfer Agent
Delaware Service Company, Inc.
Philadelphia, PA

1818 Market Street
Philadelphia, PA 19103-3682




(3647)                                                        Printed in the USA
AR-024 [7/00] PPL 9/00                                                   (J6280)